Exhibit 99.2

Comerica Incorporated First Quarter 2011 Financial Review April 19, 2011

Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," “opportunity,” “initiative,” "outcome," "continue," "remain," "maintain," "trend," "objective," “looks forward” and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions and related credit and market conditions; changes in trade, monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; adverse conditions in the capital markets; the interdependence of financial service companies; changes in regulation or oversight, including the effects of recently enacted legislation, actions taken by or proposed by the U.S. Treasury, the Board of Governors of the Federal Reserve System, the Texas Department of Banking and the Federal Deposit Insurance Corporation, legislation or regulations enacted in the future, and the impact and expiration of such legislation and regulatory actions; unfavorable developments concerning credit quality; the proposed acquisition of Sterling Bancshares, Inc., or any future acquisitions; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines; the implementation of Comerica’s strategies and business models, including the anticipated performance of any new banking centers; Comerica’s ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties or information security problems; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; the entry of new competitors in Comerica’s markets; changes in customer borrowing, repayment, investment and deposit practices; management’s ability to maintain and expand customer relationships; management’s ability to retain key officers and employees; the impact of legal and regulatory proceedings; the effectiveness of methods of reducing risk exposures; the effects of war and other armed conflicts or acts of terrorism and the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 16 of Comerica’s Annual Report on Form 10-K for the year ended December 31, 2010. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Financial Results $ in millions, except per share data 1Includes $17 million of income from discontinued operations, net of tax 2 After preferred stock dividends to U.S. Treasury of $123 million 3 Estimated 4 See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures 1Q11 4Q10 1Q10 Net income $103 $96 $521 Net income (loss) attributable to common shares 102 95 (71)2 Diluted income (loss) per common share 0.57 0.53 (0.46) Net interest income 395 405 415 Net interest margin 3.25% 3.29% 3.18% Provision for loan losses 49 57 175 Noninterest income 207 215 194 Noninterest expenses 415 437 404 Tier 1 capital ratio 10.37%3 10.13% 10.38% Tangible common equity ratio4 10.43% 10.54% 9.68%

Strategically compelling – a unique opportunity Quality franchise: solid deposit base and well located branch network Quality employees: leverage marketing capacity Located in Texas, among the strongest economies in the U.S. Financial expectations consistent with announcement Approvals and integration timeline on track Pending Sterling Acquisition on Track1 Accelerates Comerica’s growth strategy in Texas SBIB Shareholder materials mailed Closing Date 5/5/11 1/18/11 Announcement date SBIB Shareholder Meeting Systems Conversions 2Q11 (est.) 4Q11 (est.) 4/6/11 1Acquisition subject to customary closing conditions, including regulatory and Sterling shareholder approvals.

First Quarter 2011 Highlights Analysis of 1Q11 compared to 4Q10 1Inflow to nonaccrual loans with book balances greater than $2 million 2Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans 3 See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures Net income increased 8% to $103 million Average loans increased in Global Corporate Banking, Energy and Middle Market Average loans accelerated in Texas with growth in all major business segments, except Commercial Real Estate Average core deposits increased $290 million Net interest margin decreased 4 basis points to 3.25%, primarily as a result of higher excess liquidity and maturity of interest rate swaps Noninterest expenses remained well controlled, decreasing 5% Broad-based improvement in credit quality continues Net credit related charge-offs declined $12 million to $101 million Nonperforming assets declined $131 million Inflow to nonaccrual1 slowed by $14 million, to $166 million Watch list loans declined $376 million, to $5,166 million2 Provision for loan losses declined $8 million to $49 million Capital ratios remain solid Tier 1 common capital ratio3 of 10.37%

Commercial Loan Growth 1Source: Federal Reserve H.8 as of 3/23/11 2Average balances in $ millions (MM); 1Q11 compared to 4Q10 Total average loans of $39.6B, a $448MM (1%) decrease primarily due to2: Increases in: Qtr. over Qtr. Texas $389MM 6% Global Corporate $276MM 6% Energy $154MM 12% Middle Market $94MM 1% Decreases in: Mortgage Banker ($535MM) (49%) Comm’l Real Estate ($324MM) (7%) Loan pipeline grew across most lines of business Commitments increased in Texas and Western Markets 1 C&I Loans -25% -20% -15% -10% -5% 0% 5% 10% Sep- 09 Dec- 09 Mar- 10 Jun- 10 Sep- 10 Dec- 10 Mar- 11 52-Week % Change in 4-Wk. Moving Average Comerica All Banks Large Banks

Core Deposits Increased Average Core Deposits $ in billions; 1Q11 compared to 4Q10 1Core deposits exclude Institutional CDs, Retail Brokered CDs and foreign office time deposits Total average core deposits1 of $40.2B, a $290MM increase primarily due to: Money market and NOW deposits increased $495MM Noninterest-bearing deposits decreased ($148MM) Customer CDs decreased ($93MM) Total avg. core deposits: Increased in: Global Corporate $351MM Technology & Life Sciences $231MM Personal Banking $181MM Decreased in: Middle Market ($317MM) Financial Services Division ($150MM) Commercial Real Estate ($103MM) $30 $35 $40 1Q10 2Q10 3Q10 4Q10 1Q11

Stable Net Interest Margin Excess liquidity position2: 1Q11 average $2.3B, up from $1.8B in 4Q10 3/31/11 period end $3.5B Negative impact on 1Q11 margin was approximately 14 basis points vs. 12 basis points in 4Q10 1 1Q11 compared to 4Q10 2Excess liquidity represented by average deposits held at the Federal Reserve Bank. See Supplemental Financial Data slide for reconciliation of non-GAAP financial measures. 3Analysis based on non-parallel ramp in interest rates over a 12 month period; See 10K filing with SEC for methodology. Net interest margin decreased 4 basis points to 3.25% reflecting1: - Increase in excess liquidity - Swap maturities at positive spreads Balance sheet remains well positioned for a rising rate environment: 200 basis points increase in interest rates over a 12 month period expected to result in about a $100 million increase in net interest income3 3.18% 3.28% 3.23% 3.29% 3.25% 1Q10 2Q10 3Q10 4Q10 1Q11

A Leaner, More Efficient Company Workforce Reductions 11Q11 compared to 4Q10 TruPS: Trust Preferred Securities Noninterest expenses decreased 5%1: Salaries expense decreased $17MM primarily due to: $8MM decrease in executive and business unit incentive expenses $6MM reduction in severance expenses $3MM decrease due to two less days in the first quarter Partially offset by $5MM increase in share-based compensation $7MM increase in employee benefit expense One-time charge of $5MM in 4Q10 related to the redemption of subordinated note (TruPS) 6,000 8,000 10,000 12,000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 1Q11 Headcount (period end)

$ in millions Credit Quality Positive Trends Continued 1Q11 4Q10 3Q10 2Q10 1Q10 Net credit-related charge-offs to average total loans $101 1.03% $113 1.13% $132 1.32% $146 1.44% $173 1.68% Provision for Loan Losses $49 $57 $122 $126 $175 Nonperforming assets to total loans & foreclosed property $1,104 2.81% $1,235 3.06% $1,311 3.24% $1,214 2.98% $1,251 3.06% Nonperforming assets inflow $166 $180 $294 $199 $245 Foreclosed property $74 $112 $120 $93 $89 Loans past due 90 days or more & still accruing $72 $62 $104 $115 $83 Total Watch list loans $5,166 $5,542 $6,171 $6,651 $7,502

175 126 122 57 Provision for Loan Losses Provision and Net Charge-offs $ in millions (MM); 1Q11 compared to 4Q10 Credit Quality Positive Trends Continued Total Net Charge-Offs 49 Positive trends in credit quality resulted in a decline in the provision for loan losses Allowance for credit losses of $881MM Decreased $55MM, reflecting the positive trend in credit metrics, particularly the watch list Allowance for loan losses to total loans 2.17% Allowance for loan losses to nonperforming loans of 82% Recoveries of $22MM Loan Sales of $95MM, an increase of $25MM 113 101 173 146 132 1Q10 2Q10 3Q10 4Q10 1Q11

Average carrying value of nonaccrual loans 54% (46% write-down) No nonaccrual loans Held-For-Sale $ in millions (MM); 1Q11 compared to 4Q10 Nonperforming Assets Declined Nonperforming Assets of $1,104MM, a $131MM decrease, included: Nonaccrual loans decreased $84MM Commercial Real Estate decreased $53MM Specialty Businesses decreased $19MM Foreclosed Property decreased $38MM to $74MM Troubled Debt Restructurings (TDRs) $202MM, included: $56MM Performing Restructured $34MM Reduced Rate $112MM Nonaccrual TDRs March 31, 2011 Nonaccrual Loans $996 million By Line of Business Specialty Businesses $55MM Small Business $111MM Other $130MM Middle Market $291MM Commercial Real Estate $395MM Global Corp Banking $14MM

Commercial Real Estate Line of Business Outstandings By Property Type Net Charge-offs By Project Type Period-end outstandings in $millions; excludes Commercial Real Estate line of business loans not secured by real estate; Net Charge-offs $millions; 1Q11 compared to 4Q10 Commercial: Multi-Family, Retail, Office, Warehouse, Multi-use and Commercial Charge-offs decreased $29MM Inflows to nonaccrual decreased $35MM Nonaccrual loans decreased $53MM Watch list loans declined $192MM 108 91 62 86 36 40 10 60 $0 $20 $40 $60 $80 $100 $120 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Residential Commercial Not Secured by RE 3,525 3,763 4,114 4,316 4,812 5,006 5,228 4,621 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Residential Commercial

Strong Capital Ratios Tier I Common Capital Ratio1 Peer Median Comerica Among the best capitalized in peer group Quality of capital is solid Tier 1 made up of 100% common equity as of 3/31/11 Active and prudent capital management Doubled quarterly dividend to $0.10 per share effective 1/1/11 400,000 shares repurchased in 1Q11 Strong capital supports future growth Source: SNL Financial Peer Group: BBT, BOKF, FHN, FITB, HBAN, KEY, MTB, RF, SNV, STI, ZION 1See Supplemental Financial Data slides for reconcilements of non-GAAP financial measures; 1Q11 estimated 9.6% 9.8% 10.0% 10.1% 9.0% 8.6% 7.9% 7.1% 10.4% 0% 2% 4% 6% 8% 10% 12% 1Q10 2Q10 3Q10 4Q10 1Q11

2011 Full-Year Outlook Compared to Full-Year 20101 For the full-year 2011, management expects the following compared to full-year 2010: Average loans: low single-digit decline Excluding the Commercial Real Estate line of business, a low single-digit increase in average loans Average earning assets of $48.5 billion Net interest margin 3.25-3.30% Assumes no increase in federal funds rate Net credit-related charge-offs of $350 million to $400 million Provision for credit losses to be $150 million to $200 million Noninterest income: low single-digit decline Primarily due to the impact of regulatory changes Noninterest expenses: low single-digit increase Reflects rising benefits costs Income tax expense 36% of pre-tax income less $60 million in tax benefits Cautiously manage capital Continue share repurchase program that, combined with dividend payments, results in a payout ratio up to 50% of full-year earnings 1 This outlook is provided as of April 19, 2011 and does not include any impact from the pending acquisition of Sterling Bancshares. Based on a continuation of modest economic growth

Appendix

Basel III Implementation New rules effective between 2013 and 2019; US adoption expected to occur over a similar timeframe, but the final form of the US rules is uncertain CMA is not a mandatory Basel II bank CMA Tier 1 Common1 03/31/11: 10.37% Regulatory required minimum by 2019: 7% (4.5% minimum plus 2.5% “conservation buffer”) CMA has NO material impact from: Mortgage servicing rights Trust Preferreds Deferred tax assets Investments in financial institutions Expected change in Risk Weighted Assets not material Higher degree of uncertainty regarding implementation and interpretation Will likely require more on-balance sheet liquidity Possibly increase or change the mix of the investment securities portfolio Continued focus on retail deposit generation Careful management of off-balance sheet commitments; expect evolution of pricing and terms of off-balance sheet commercial commitments Expected to be manageable given proven ability to administer our balance sheet Capital Requirement: Liquidity Requirement: 1 See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures Impact on Comerica is estimated and subject to final rulemaking. Comerica may be affected by other changes due to Basel III.

Financial Reform[1]

Overall, relative impact from Financial Reform will likely be less than other major banks

Key Changes	Impacts	Opportunities
Interest on Demand Deposits - Allows interest on commercial demand deposits (one year from enactment)	Could lead to increased cost of commercial demand deposits, depending on interplay of interest, deposit credits, and service charges	Could provide impetus for additional deposit generation
Unlimited deposit insurance extension on noninterest-bearing accounts from 12/31/10 to 12/31/12	There will not be a separate assessment for unlimited deposit insurance coverage for this period	Could provide impetus for additional deposit generation
Deposit Insurance – Changes definition of assessment base, increases fund's minimum reserve ratio & permanently increases insurable level	CMA expects 2011 FDIC insurance expense to remain consistent with 2010 expense ($62 million).	New rule is consistent with CMA's focus on core deposit growth
Derivatives – Allows continued trading of foreign exchange and interest rate derivatives; energy, uncleared commodities and agriculture derivatives will move to a separate subsidiary	Direct impact on client-driven energy derivatives business ($1 million annual revenue[2])	Allows for continued growth of CMA's core client-driven foreign exchange ($39 million annual revenue[2]) and interest rate ($7 million annual revenue[2]) derivatives business
Interchange Fees - Limits debit card transaction processing fees that card issuers can charge merchants	Based on the two options contemplated in the draft Fed rules, total debit card PIN ($9 million annual revenue[2]) and signature-based ($31 million annual revenue[2]) interchange fees in 2011 would be reduced by $13MM - $15MM	Government card programs, such as the DirectExpress Social Security program, are exempt
Trust Preferreds - Prohibits certain banks from including Trust Preferreds in Tier 1 Capital (phase out beginning 1/1/13)		On October 1, 2010 fully redeemed all $500 million of Trust Preferred Securities at par

[1]Dodd-Frank Wall Street Reform and Consumer Protection Act; [2]Based on 2010 full-year results
Impact on Comerica is estimated and subject to final rulemaking. Comerica may be impacted by other changes due to the financial reform legislation. Timing of prescribed changes varies by rule.

Comerica Bank

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Business and Market Segment Contributions to Net Income 1Q11 4Q10 1Q10 Business Bank $167 $174 $89 Retail Bank (2) (14) (7) Wealth & Institutional Management 14 (10) 11 Finance (76) (60) (59) Other1 0 6 18 TOTAL $103 $96 $52 $ in millions 1Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division 2Includes discontinued operations and items not directly associated with the geographic markets 1Q11 4Q10 1Q10 Midwest $53 $35 $26 Western 51 41 22 Texas 29 16 14 Florida (4) 1 1 Other Markets 38 48 16 International 12 9 14 Finance and Other2 (76) (54) (41) TOTAL $103 $96 $52

Investment Securities Portfolio Consists primarily of AAA mortgage-backed Freddie Mac and Fannie Mae government agency securities Net unrealized pre-tax gain $61MM as of 03/31/11 Average life of 3.9 years as of 03/31/11 Repurchased customers’ Auction-Rate Securities in 4Q08 Cumulative redemptions and sales of $740MM (1Q11 $72MM) Cumulative gains on redemptions and sales of $30MM (1Q11 $3MM) $ in millions (MM) Target: Mortgage-backed Securities ≈$6.5B $2,000 $4,000 $6,000 $8,000 1Q10 2Q10 3Q10 4Q10 1Q11 Average Auction-Rate Securities Average Investment Securities Available-for-Sale

Diverse Loan Portfolio 1 Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing, Mortgage Banker Finance and Technology and Life Sciences (TLS ) Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Average 1Q11: $39.6 billion By Geographic Market By Line of Business Other Markets $3.0B 7% Int’l $1.7B 4% Florida $1.6B 4% Midwest $14.1B 37% Western $12.4B 31% Texas $6.8B 17% Global Corp Banking $4.6B 12% Commercial Real Estate $4.4B 11% Middle Market $12.0B 30% Nat’l Dealer Services $3.8B 10% Specialty Businesses 1 $4.9B 12% Personal Banking $1.7B 4% Small Business Banking $3.4B 9% Private Banking $4.8B 12%

Loans By Geographic Market Average loans in $billions; Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective

Loans by Line of Business Average loans in $billions; 1 Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing, Mortgage Banker Finance, and TLS

First Quarter 2011 Average Loans Detail $ in billions; geography based on office of origination. 1 Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing, Mortgage Banker Finance and TLS

Shared National Credit Relationships Approx. 920 borrowers Majority of relationships include ancillary business Comerica is agent for approximately 18% Adhere to same credit underwriting standards as rest of loan book Credit quality mirrors total portfolio March 31, 2011: $7.3 billion Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Period-end outstandings as of March 31, 2011 Global Corp Banking $2.4B 34% Nat’l Dealer Services $0.3B 3% Energy $1.3B 17% Other $0.5B 7% Middle Market $1.7B 24% Commercial Real Estate $1.1B 15%

Diversified National Dealer Services Detroit 3 nameplates down from 41% at 12/05 to 22% at 03/11 Geographic Dispersion Western 58% Florida 8% Midwest 21% Texas 7% 1 Franchise distribution based on March 31, 2011 period-end outstandings 2 “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) 65 years of Floorplan lending, with over 20 years on a national basis Top tier strategy Majority are “Mega Dealer” (five or more dealerships in group) Excellent credit quality Robust monitoring of company inventory and performance Average Loan Balances ($ in Billions) 5.2 4.9 3.5 3.4 3.8 $0 $1 $2 $3 $4 $5 2007 2008 2009 2010 1Q11 Franchise Distribution 1 Toyota/ Lexus 21% Ford 8% GM 8% Chrysler 6% Mercedes 4% Nissan/ Infinity 6% Other 2 12% Other European 8% Other Asian 9% Honda/ Acura 18%

Total Watch List Loans1 Watch List Improvement Continued Watch list loans1 decreased $3.1B over past six quarters $ in millions 1Watch list: generally consistent with regulatory defined special mention, substandard and doubtful (nonaccrual) loans 5,166 6,171 7,730 7,502 6,651 8,250 5,542 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11

Net Loan Charge-offs by Line of Business $ in millions; 1 Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing, Mortgage Banker Finance, TLS and National Dealer Services

Net Loan Charge-offs by Market $ in millions Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; 1Other Markets include markets not separately identified above in addition to businesses with a national perspective

Nonaccrual Loans Outstanding # of Relationships Under $2 $229 932 $2–$5 206 66 $5–$10 163 24 $10–$25 340 22 Over $25 58 2 Total $996 1,046 Period-end balances in $ millions (MM) as of March 31, 2011 Sold $60MM in nonperforming loans at prices approximating carrying value in 1Q11 Proactively review nonaccrual loans every quarter Charge-offs and reserves taken to reflect current market conditions Granularity of nonaccrual loans: Carrying Value of Nonaccrual Loans as % of Contractual Value 72% 68% 66% 64% 61% 59% 56% 56% 55% 55% 54% 54% 25% 40% 55% 70% 2Q08 4Q08 2Q09 4Q09 2Q10 4Q10

Commercial Real Estate Loan Portfolio 1Q11: $12.0 billion 1Q11 averages in $billions 1 Included in Commercial Real Estate line of business Commercial Real Estate Line of Business: Nonaccrual loans of $395MM, down $53MM from 4Q10 Loans over $2MM transferred to nonaccrual totaled $37MM ($71MM in 4Q10 and $132MM in 3Q10) Net loan charge-offs of $11MM ($40MM in 4Q10 and $60MM in 3Q10) Primarily Owner-Occupied Commercial Mortgages $8.2B 68% Real Estate Construction 1 $1.8B 15% Commercial Mortgages 1 $2.0B 17%

Commercial Real Estate Line of Business March 31, 2011 Loan Outstandings: $3.5 billion1 By Project Type By Location of Property Period-end balances in $billions; 1Excludes Commercial Real Estate line of business loans not secured by real estate Office $0.3B 9% Multi-Family $0.8B 27% Land Carry $0.4B 10% Comml/Other $0.3B 8% Multi-use $0.4B 12% Retail $0.8B 23% Land Development $0.2B 4% Single Family $0.3B 7% Other Markets $0.4B 13% Florida $0.5B 13% Western $1.2B 34% Michigan $0.5B 14% Texas $0.9B 26%

Commercial Real Estate Line of Business December 31, 2010 period-end $ in millions; Western: CA, AZ, NV Period-end balances as of 03/31/11 in $millions; Excludes Commercial Real Estate line of business loans not secured by real estate Western Michigan Texas Florida Other Markets Total Real Estate Construction Loans Single Family 87 18 19 34 17 175 Land Development 57 8 34 9 23 131 Total Residential 144 26 53 43 40 306 Multi-Family 129 0 206 129 67 531 Retail 87 46 223 26 30 412 Multi-use 74 6 52 - 28 160 Other 84 24 73 16 - 197 Total Commercial 374 76 554 171 125 1,300 Total Real Estate Construction Loans 518 102 607 214 165 1,606 Commercial Mortgage Loans Single Family 14 4 15 6 42 81 Land Carry 41 31 20 31 11 134 Total Residential 55 35 35 37 53 215 Multi-Family 75 52 122 114 45 408 Retail 153 98 50 64 40 405 Multi-use 114 35 39 - 67 255 Other 330 160 50 23 72 635 Total Commercial 672 345 261 201 224 1,703 Total Commercial Mortgage Loans 727 380 296 238 277 1,918 Total Commercial Real Estate Line of Business 1,245 482 903 452 442 3,524

Residential Real Estate Development Period-end balances in $millions Western: CA, AZ, NV Reduced Residential Real Estate Development exposure by $1.8B since 6/30/08 to $521MM at 3/31/11 Geographic breakdown at 3/31/11: Western 38% Texas 17% Florida 15% Michigan 12% Other 18% 77% Decrease Reduced Western Market Local Residential Real Estate Developer Portfolio to $98MM at 3/31/2011 from $932MM at 12/31/07 $0 $500 $1,000 $1,500 $2,000 $2,500 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Single Family Residential - Land Carry/Development

Consumer Loan Portfolio 9.8% of total outstandings No sub-prime mortgage programs Self-originated & relationship oriented Net loan charge-offs of $9MM 1Q11: $3.9 billion 1Q11 averages in $billions; Geography based on office of origination 1 Residential mortgages on the balance sheet are primarily associated with Private Banking customers. Residential mortgages originated through the banking centers are typically sold to a third party. 2 The “other” category includes automobile, personal watercraft, student and recreational vehicle loans. 3 Data on loans booked through the Consumer Loan Center which encompasses about 85% of the Home Equity Lines and Loans Consumer Loan Portfolio About 86% home equity lines and 14% home equity loans Avg. FICO score of 754 at origination 87% have CLTV < 80% at origination Average loan vintage is 5.5 years 1Q11: $1.7 billion Home Equity Portfolio3 Consumer loans-Other 2 $0.6B 16% Consumer Loans-Home Equity $1.7B 43% Residential Mortgages 1 $1.6B 41% Midwest 61% Florida 3% Texas 9% Western 27%

Core Deposits By Geographic Market Average deposits in $ billions; Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Excludes Foreign Office Time Deposits (1Q11 $0.4B; 4Q10 $0.5B, 1Q10 $0.5B) and Inst. & Retail Brokered CDs of $0.9B in 1Q10

Line of Business Deposits Average deposits in $ billions 1 Specialty Businesses includes: Entertainment, Energy, Financial Services Division, Leasing, Mortgage Banker Finance and TLS 2 Finance/Other includes Inst. and Retail Brokered CD’s: 1Q11 – none; 4Q10 - none; 1Q10 - $0.9B

First Quarter 2011 Average Deposits Detail $ in billions 1 Specialty Businesses includes: Entertainment, Energy, Financial Services Division, Leasing, Mortgage Banker Finance and TLS

Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch DBRS BB&T A2 A A+ A (high) Comerica A2 A- A A BOK Financial A2 BBB+ A- A (low) M&T Bank A3 A- A- A (low) KeyCorp Baa1 BBB+ A- BBB (high) SunTrust Baa1 BBB BBB+ A (low) Fifth Third Baa1 BBB A- A (low) First Horizon National Corp Baa1 BBB- BBB+ Huntington Baa2 BBB BBB+ BBB Regions Financial Ba3 BB+ BBB- BBB Zions Bancorporation B2 BBB- BBB- BBB (low) Synovus Financial Corp BB- BB- Holding Company Debt Ratings As of 4/13/11 Source: SNL Financial Debt Ratings are not a recommendation to buy, sell, or hold securities.

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10
Total Regulatory Capital [2]	$8,726	$8,651	$8,566	$9,001	$9,062
Tier 1 capital[1,2]	$6,105	$6,027	$5,940	$6,371	$6,311
Less: Trust preferred securities	--	--	--	495	495
Tier 1 common capital[2]	6,105	6,027	5,940	5,876	5,816
Risk-weighted assets[1,2]	58,849	59,506	59,608	59,877	60,792
Tier 1 common capital ratio [2]	***10.37%***	***10.13%***	***9.96%***	***9.81%***	***9.57%***
Total shareholders' equity	$5,877	$5,793	$5,857	$5,792	$5,668
Less: Goodwill	150	150	150	150	150
Less: Other intangible assets	5	6	6	6	7
Tangible common equity	$5,722	$5,637	$5,701	$5,636	$5,511
Total assets	$55,017	$53,667	$55,004	$55,885	$57,106
Less: Goodwill	150	150	150	150	150
Less: Other intangible assets	5	6	6	6	7
Tangible assets	$54,862	$53,511	$54,848	$55,729	$56,949
Tangible common equity ratio	***10.43%***	***10.54%***	***10.39%***	***10.11%***	***9.68%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

Comerica Bank

[1] Regulatory Capital, Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

[2] March 31, 2011 Regulatory Capital, Tier 1 Capital, and Risk-Weighted assets are estimated.

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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	1Q11	4Q10	3Q10	2Q10	1Q10
Net interest income (FTE)	$396	$406	$405	$424	$ 416
Less: Interest earned on excess liquidity[1]	1	1	2	2	3
Net interest income (FTE), excluding excess liquidity	$395	$405	$403	$422	$ 413
Average earnings assets	$49,347	$49,102	$50,189	$51,835	$52,941
Less: Average net unrealized gains on investment securities available-for-sale	22	139	180	80	62
Average earnings assets for net interest margin (FTE)	$49,325	$48,963	$50,009	$51,755	$52,879
Less: Excess liquidity[1]	2,297	1,793	2,983	3,719	4,092
Average earnings assets for net interest margin (FTE), excluding excess liquidity	$47,028	$47,170	$47,026	$48,036	$48,787
Net interest margin (FTE)	3.25%	3.29%	3.23%	3.28%	3.18%
Net interest margin (FTE), excluding excess liquidity	3.39%	3.41%	3.42%	3.51%	3.42%
Impact of excess liquidity on net interest margin (FTE)	(0.14)%	(0.12)%	(0.19)%	(0.23)%	(0.24)%

The Corporation believes this measurement provides meaningful information to investors, regulators, management and others of the impact on net interest income and net interest margin resulting from the Corporation's short-term investment in low yielding instruments.

Comerica Bank

[1]Excess liquidity represented by interest earned on and average balances deposited with the Federal Reserve Bank.

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Additional Information For Shareholders In connection with the proposed merger transaction, Comerica has filed with the SEC a Registration Statement on Form S-4 that includes a Proxy Statement of Sterling and a Prospectus of Comerica, and Sterling mailed the definitive Proxy Statement/Prospectus to its shareholders on or about April 6, 2011. Each of Comerica and Sterling may file other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the definitive Proxy Statement/Prospectus, as well as other filings containing information about Comerica and Sterling, may be obtained at the SEC’s Internet site (http://www.sec.gov). You may be able to obtain these documents, free of charge, from Comerica at www.comerica.com under the tab “Investor Relations” and then under the heading “SEC Filings” or from Sterling by accessing Sterling’s website at www.banksterling.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Comerica and Sterling and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Sterling in connection with the proposed merger. Information about the directors and executive officers of Comerica is set forth in the proxy statement for Comerica’s 2011 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 18, 2011. Information about the directors and executive officers of Sterling is set forth in Sterling’s Form 10-K/A filed with the SEC on April 8, 2011. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the above-referenced definitive Proxy Statement/Prospectus and other relevant materials filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

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